Business Update Peter Oleksiak – Senior Vice President and CFO February 10 - 11, 2014 Exhibit 99.1

Safe Harbor Statement 2 The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; impact of electric and natural gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and thefts of electricity and natural gas and high levels of uncollectible accounts receivable; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third- party storage revenues; volatility in commodity markets impacting the results of our energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2012 Forms 10-K and 2013 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

• Overview • Long-Term Growth Update – Utilities – Non-utility businesses • Summary 3

DTE Electric DTE Gas DTE Energy is an integrated energy company 4 Complementary Non-Utility Businesses Strong, Stable and Growing Utilities • Electric generation and distribution • 2.1 million customers • Fully regulated by Michigan Public Service Commission • Natural gas distribution • 1.2 million customers • Fully regulated by Michigan Public Service Commission Gas Storage & Pipelines (GSP) Power & Industrial Projects (P&I) Energy Trading Transport and store natural gas Generate economic value and provide strategic benefits Own and operate energy related assets Utility / non-utility earnings mix of 80% / 20% evolves to 70% / 30% by 2018

A substantial portion of our non-utility operating earnings are either regulated or contracted 2018 Earnings Mix • Regulated / contracted earnings consist of: • Electric and gas utilities • FERC regulated gas pipelines • Long-term contracted energy projects • Growth of 5% - 6% at utilities and 15% - 20% at non-utilities • Non-utility growth will shift future earnings mix to 70% / 30% 70% Utility 30% Non-utility 4% 96% regulated / contracted 5

Our system of priorities is fundamental to how we create value for our investors 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet 6

2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2018E $2.12 $2.24 $2.35 $2.48 $2.12 * Reconciliation to GAAP reported earnings included in the appendix We remain committed to delivering 5% to 6% operating EPS* growth (dollars) $2.83 Aspiration of over $1 billion in operating earnings by 2018 $2.62 7

DTE Energy has many catalysts for strong future growth opportunities Constructive REGULATORY environment Michigan’s economic recovery Long-term non-utility growth Long-term utility growth 8

As we continue to grow, we are taking steps to minimize the rate impact on customers Lower Surcharges Structural Cost Reductions Continuous Improvement Reliability Investments Cost Pressure Environmental Investments Customer Rates Upward pressure on customer rates being minimized by cost control initiatives and surcharge reductions 9

Utility rate strategies minimize new rate filings and their impacts on our customers

DTE Energy

DTE Electric

- Periodic rate cases to support investment profile
  - File mid-2014; self-implement early 2015
- Targeting to stay as close to rate neutral as possible through 2018 (vs. 2013)
  - ~$300 million surcharge* reduction implemented Q1 2014
  - ~$350 million securitization surcharge reduction in Q1 2015

DTE Gas

- Infrastructure Recovery Mechanism provides recovery of investments
- Anticipate we can stay out of new rate filings for ~3 years
- Targeting <2% average annual rate increase

* Renewable energy, power supply cost recovery (PSCR) and choice incentive mechanisms

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DTE’s CI capability has enabled us to lead the industry in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchased power **Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers Electric Industry Peers* 2007 to 2012 Change in O&M Costs 70% DTE 0% Avg. 33% 66% DTE -5% Gas Industry Peers** 2007 to 2012 Change in O&M Costs Avg. 16% 11

2003A 2013E Utility O&M*, including 2013 reinvestment, has remained flat over the past 10 years (millions), pre-tax * Excludes bad debt expense, LIEEF, Energy Optimization and Renewable Energy Program $1,587 Avoided inflation ~$500 million ~$1,590 Reinvestment 12

• Overview • Long-Term Growth Update – Utilities – Non-utility businesses • Summary 13

Our electric utility is investing $6.7 billion in three key growth areas through 2018 • Environmental requirements • $280 million in 2014 • Power plant reliability • Expanded distribution reliability program • Advanced Metering Infrastructure • $1.1 billion in 2014 • 10% renewable energy standard by 2015 • $240 million in 2014 • Renewal of generation asset base Base Infrastructure $5.6 billion Generation Compliance $700 million New Generation $400 million Targeting 5% - 6% growth; average annual investment $1.3 billion 14

DTE Energy Coal Fleet (MW of Capacity) Long-term Units ~4,400 MW Potential Retirements ~2,600 MW Plant modernization and energy policy drive investments that will transform our generation mix over the next decade Expect $1.3 - $2.0 billion annual investment from 2019 to 2023 15

Our gas utility is making $1.2 billion of reliability and pipeline integrity investments through 2018 16 • Capital recovered through the Infrastructure Recovery Mechanism • ~4,000 miles of distribution main to be replaced • $90 million investment in 2014 • Strengthen and expand distribution system • Continued long-term investment in infrastructure • $150 million investment in 2014 Targeting 5% - 6% growth Main Renewal, Meter Move-Out & Pipeline Integrity $500 million Base Infrastructure $700 million

• Overview • Long-Term Growth Update – Utilities – Non-utility businesses • Summary 17

Gas Storage & Pipelines is developing an asset portfolio with multiple growth platforms Pipeline Gathering Storage 18

Bluestone Pipeline • 0.6 Bcf/d to Millennium and Tennessee pipelines; 0.2 Bcf/d expansion in 2014 Millennium Pipeline • 1Q 2014 0.3 Bcf/d expansion; total capacity over 0.8 Bcf/d Vector Pipeline • 1.3 Bcf/d from Chicago to Dawn, Ontario Proposed NEXUS Pipeline • 1 Bcf/d from western Marcellus and central / northern Utica shale Bluestone Gathering • Long-term agreement with Southwestern in Marcellus shale Michigan Gathering • Lateral additions ongoing New Developments • Working with interested parties in Marcellus, Utica and Michigan shales Gas Storage & Pipelines platforms drive growth through new projects and expansions Pipeline Platform Bluestone Pipeline Targeting 10% to 15% Growth with 10% to 12% ROIC Michigan Storage • 91 Bcf of working capacity • Strategically located between Chicago and Dawn trading hubs Bluestone Gathering Gathering Platform Washington 10 Storage Platform 19

Gas Storage & Pipelines has a portfolio of investment opportunities that drive earnings growth • Bluestone lateral expansion • Millennium expansion II Continued build-out of Bluestone gathering • New project development ‒ NEXUS ‒ other gathering and pipeline expansions • Millennium expansion III 2014 2018 $1.0 - $1.4 billion investment 20

Power & Industrial Projects is focused in three key businesses lines

DTE Energy

Industrial Energy Services



On-site Energy Project

- Utility services at industrial sites
- Coke and pulverized coal for steel customers
- 37 projects, 11 states

Renewable Energy



Wood-fired Plant

- Wood-fired power plants
- Landfill gas to energy projects
- 25 projects, 11 states
- Primarily utility contracted

Reduced Emissions Fuel



Reduced Emissions Fuel Plant

- Fuel that reduces emissions from coal-fired plants
- 9 units, 5 states
- Utility contracted

Targeting ~20% Growth with 10% to 15% ROIC

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Power & Industrial Projects applies a systematic approach to evaluate business opportunities to achieve premium returns Limited Competition Long-Term Contracts Strong Customer Sites Focus on niche areas where we can capitalize on unique competencies Contract maturities ranging from 5 to 25 years for output and services Sites selected based on the long-term competitiveness and viability Commodity costs are passed through to customers or are hedged through market instruments Take-or-pay or requirements contracts with downside protection to ensure investment returns ………. ………. ………. ………. ………. Limited Commodity Exposure Limited Sales Volume Risk 22

• Overview • Long-Term Growth Update – Utilities – Non-utility businesses • Summary 23

Summary • Long-term plan supports continued 5% - 6% operating EPS growth • Constructive regulation, coupled with a focus on operational excellence and strong customer satisfaction, supports meaningful growth at the utilities • Solid earnings growth at non-utility businesses • Gas Storage & Pipelines developing growth platforms • Power & Industrial growth through acquisitions and expansion of existing portfolio 24

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 25

Appendix

Michigan economic indicators highlight continued growth over the next few years 27 Michigan leads the country in new manufacturing job creation 1,144 1,578 1,912 2,252 2,429 2,366 2,574 2009 2010 2011 2012 2013E 2014E 2015E Increased Auto Production (000s) 13.4% 12.7% 10.4% 9.1% 8.7% 8.2% 7.3% 2009 2010 2011 2012 2013 2014E 2015E Lower Unemployment Rate 6.8 8.8 9.7 11.9 14.9 17.1 18.9 2009 2010 2011 2012 2013E 2014E 2015E Housing Starts Up (000s) Source: Gross State Product, Auto and Housing statistics from IHS; unemployment rate from Bureau of Labor Statistics with forecast from University of Michigan Upgraded Michigan’s outlook to positive Detroit named one of seven new entrepreneur tech hubs $314 $330 $341 $349 $353 $362 $370 2009 2010 2011 2012 2013E 2014E 2015E Gross State Product (billons)

Michigan’s economy thrives on a favorable business climate 28 Competitive tax structure Flat 6% Corporate Income Tax among the lowest in the nation and has reduced business costs by 83% $150 million in incentives and assistance annually, along with an additional $100 million available to loan small and midsize businesses Resources for Businesses Economic Growth Michigan has ranked in top 10 for last three years in real per-capita GDP growth

Energy regulation passed in 2008 established a more constructive regulatory environment Key components of the 2008 Energy Legislation Regulatory Structures Fully Regulated Fully Deregulated Michigan 29 Regulatory Structure Changes • File & Use Rates with 6 month self- implementation • Final order in 12 months • Forward-looking test year • 10% switching cap • Certificate of Need for large capital projects Renewables and Energy Efficiency • Set a 10% renewable portfolio standard (RPS) to be achieved by 2015 • Established energy efficiency targets and funding for the state

Sally Talberg Commissioner Appointed: 7/3/13 Term Ends: 7/2/19 Greg White Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Source: MPSC website - www.michigan.gov/mpsc - July 2013 • The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate. • Commissioners are appointed to serve staggered six-year terms. • One commissioner is designated as chairman by the Governor. Michigan Public Service Commission John Quackenbush Chairman Appointed: 9/15/11 Term Ends: 7/2/17 30

Long-term units 4,410 MW Medium- term units 2,420 MW Pending EPA regulations 650 MW Short-term units 203 MW DTE Coal Fleet Plans through 2020 (MW of Capacity) Much of the longer-term investment will be tied to the ongoing transformation of our generation fleet Long-term units • Continued long-term investment • Part of fleet for at least 20 years Medium-term units • 650 MW under current retirement evaluation • Balance (1,770 MW) may face retirement after 2020 Short-term units • Will be retired in the next few years Short-term, pending and medium-term units likely backfilled with gas/wind over the next decade 31

DTE Electric has built or contracted for approximately 890MWs of renewable energy (850MWs of wind) since 2009


L'Anse Warden
17 MW Biomass
Baraga County
Stoney Corners
32 MW Wind
Missaukee County
Gratiot Wind Energy
212 MW* Wind
Gratiot County
Tuscola Bay
120 MW Wind
Tuscola County
Tuscola Wind II
100 MW Wind
Pheasant Run
150MW
Huron County
(build-transfer option)
4 Thumb Wind Parks
~222 MW Wind
Huron & Sanilac County
Eagle Valley
3 MW Landfill Gas
Oakland County
Smiths Creek
3 MW Landfill Gas
St. Clair County
SolarCurrents Pilot: 13 MW contracted
Located at customer /company sites across SE MI
~600 customer-owned projects once complete

*DTE Electric's capacity equals 102.4MW

- = DTE Electric owned projects
- = Third party owned projects
- = Build-transfer option


Renewable Cumulative Investment
($ millions)
$600
$200
$200
$1,000
2008-2012
2013E
2014E
2008-2015E

- Expect to achieve ~9.6% of 10% standard by Q1 2014

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Pipeline Assets Capacity / d In-Service Millennium Pipeline 0.5 Bcf Expansion #1 and #2 0.3 Bcf 2014 Expansion #3 0.1 - 0.5 Bcf 2016+ Total Planned Capacity 0.9 - 1.3 Bcf Bluestone Pipeline (bi-directional) 0.6 Bcf Northward Expansion 0.2 Bcf 2014 Total Planned Capacity 0.8 Bcf Vector Pipeline 1.3 Bcf NEXUS-related Expansion TBD 2017+ Total Planned Capacity 1.3 Bcf + Proposed NEXUS Pipeline 1.0 Bcf 2017 Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand 33

2008 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2008 — **Net Income ($ millions)**

	DTE Energy	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Indust. Projects	Energy Trading	Corporate & Other	Unc. Gas Prod.	Syn Fuel
Reported Earnings	$ 546	$ 331	$ 85	$ 38	$ 40	$ 42	$ (97)	$ 87	$ 20
Performance Excellence Process	6	-	4	-	1	1	-	-	-
Core Barnett Sale	(81)	-	-	-	-	-	-	(81)	-
Antrim hedge	13	-	-	-	-	-	13	-	-
Barnett Lease impairment	5	-	-	-	-	-	-	5	-
Crete Sale - Tax True up	2	-	-	-	-	-	2	-	-
Synfuel Discontinued Operations	(20)	-	-	-	-	-	-	-	(20)
Discontinued Operations of Unconventional Gas	(11)	-	-	-	-	-	-	(11)	-
Operating Earnings	$ 460	$ 331	$ 89	$ 38	$ 41	$ 43	$ (82)	$ -	$ -

2008 — **$EPS**

	DTE Energy	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Indust. Projects	Energy Trading	Corporate & Other	Unc. Gas Prod.	Syn Fuel
Reported Earnings	$ 3.34	$ 2.03	$ 0.52	$ 0.23	$ 0.25	$ 0.26	$ (0.60)	$ 0.53	$ 0.12
Performance Excellence Process	0.05	-	0.03	-	0.01	0.01	-	-	-
Core Barnett Sale	(0.50)	-	-	-	-	-	-	(0.50)	-
Antrim hedge	0.08	-	-	-	-	-	0.08	-	-
Barnett Lease impairment	0.03	-	-	-	-	-	-	0.03	-
Crete Sale - Tax True up	0.01	-	-	-	-	-	0.01	-	-
Synfuel Discontinued Operations	(0.12)	-	-	-	-	-	-	-	(0.12)
Discontinued Operations of Unconventional Gas	(0.06)	-	-	-	-	-	-	(0.06)	-
Operating Earnings	$ 2.83	$ 2.03	$ 0.55	$ 0.23	$ 0.26	$ 0.27	$ (0.51)	$ -	$ -

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